Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

COMBINED FINANCIAL INFORMATION OF MPAC

The unaudited pro forma condensed consolidated combined statements of operations of MPAC for the nine months ended September 30, 2018 and for the year ended December 31, 2017 combine the historical statements of operations of MPAC and the historical consolidated statements of operations of USWS, giving effect to the following transactions (for purposes of this section, collectively, the “Transactions”) as if they had been consummated on January 1, 2017, the beginning of the earliest period presented:

•	USWS’ out-of-court debt restructuring in February 2017 (the “Restructuring”), which resulted in a significant reduction in its debt and a new basis of accounting in accordance with USWS’ election to apply pushdown accounting.

•	Crestview’s purchase from MPAC, for an aggregate purchase price of $90,000,000, 9,000,000 shares of Class A Common Stock and an additional 900,000 shares of Class A Common Stock related to Crestview’s agreement to provide a $90,000,000 backstop commitment pursuant to the Crestview Subscription Agreement.

•	The purchase from MPAC of 4,500,000 shares of Class A Common Stock for a purchase price of $ 10.00 per share by the PIPE Investors pursuant to the PIPE Subscription Agreements.

•	The merger of each Blocker Company with and into MPAC (collectively, the “Blocker Merger”), whereupon the separate existence of each Blocker Company ceased, and MPAC continued as the surviving entity of the Blocker Merger. Pursuant to the Blocker Merger, the outstanding equity interests of the Blocker Companies were converted into the right to receive, and MPAC issued to the Blocker Stockholders, a number of shares of Class A Common Stock determined in accordance with the Merger and Contribution Agreement and the USWS Holdings LLC Agreement, plus cash in lieu of any fractional share of Class A Common Stock. Based on the assumptions described in the section entitled “Certain Defined Terms,” 13,532,334 shares of Class A Common Stock were issued to the Blocker Stockholders pursuant to the Blocker Merger. As result of the Blocker Merger, immediately after the effective time of the Blocker Merger, MPAC owned the Existing USWS Units previously owned by the Blocker Companies (the “MPAC Acquired Existing USWS Units”).

•	Immediately after the effective time of the Blocker Merger, MPAC contributed to Merger Sub (the “MPAC Contribution”), as a capital contribution in respect of the Merger Sub Interests, (i) all of its available funds, other than cash required to pay certain expenses of MPAC incurred in connection with the Business Combination, (ii) the number of shares of Class B Common Stock issued to the Non-Blocker USWS Members pursuant to the USWS Merger, (iii) 1,315,000 shares of Class A Common Stock used to retire a portion of USWS long-term debt, (iv) 509,337 shares of Class A Common Stock delivered to an advisor as compensation for services and (v) 650,000 shares of Class A Common Stock delivered to the current Chief Executive Officer of USWS Holdings, who will become the President and Chief Executive Officer of MPAC at Closing, in satisfaction of a portion of a “change in control” bonus he received at Closing as described in the Proxy Statement.

•	Immediately after the MPAC Contribution, Merger Sub was merged with and into USWS Holdings (the “USWS Merger”), whereupon the separate limited liability company existence of Merger Sub ceased and USWS Holdings continued as the surviving limited liability company of the USWS Merger. Pursuant to the USWS Merger:

•	All of the outstanding Existing USWS Units (other than the MPAC Acquired Existing USWS Units) were converted into the right to receive, and USWS issued to the Non-Blocker USWS Members, a number of New USWS Units, and an equal number of shares of Class B Common Stock, determined in accordance with the Merger and Contribution Agreement and the USWS Holdings LLC Agreement, plus cash in lieu of any fractional New USWS Unit and share of Class B Common Stock. Based on the assumptions described in the section entitled “Certain Defined Terms,” 14,546,766 New USWS Units and 14,546,766 shares of Class B Common Stock were issued to the Non-Blocker USWS Members pursuant to the USWS Merger.

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•	The MPAC Acquired Existing USWS Units and the Merger Sub Interests together were converted into the right to receive, and USWS Holdings issued to MPAC, (i) a number of New USWS Units equal to the number of shares of Class A Common Stock that were outstanding immediately after Closing and (ii) warrants to purchase a number of New USWS Units equal to the number of shares of Class A Common Stock that were issuable upon exercise of the public warrants and private placement warrants that were outstanding immediately after Closing. 50,079,676 New USWS Units and warrants to purchase 24,000,000 New USWS Units were issued to MPAC pursuant to the USWS Merger.

•	The repayment of the senior term loans and revolving credit facility of USWS.

The unaudited pro forma condensed consolidated combined balance sheet of MPAC as of September 30, 2018 combines the historical condensed balance sheet of MPAC and the historical condensed consolidated balance sheet of USWS, giving effect to the Transactions as if they had been consummated on September 30, 2018.

The historical consolidated financial statements have been adjusted in the unaudited pro forma condensed consolidated combined financial statements to give pro forma effect to events that are: (i) directly attributable to the Transactions; (ii) factually supportable; and (iii) with respect to the statement of operations, expected to have a continuing impact on MPAC’s results following the completion of the Business Combination.

The unaudited pro forma condensed consolidated combined financial statements have been developed from and should be read in conjunction with:

•	the accompanying notes to the unaudited pro forma condensed consolidated combined financial statements;

•	the historical audited and unaudited financial statements of MPAC included in MPAC's Annual Report on Form 10-K and Quarterly Report on Form 10-Q;

•	the historical audited and unaudited consolidated financial statements of USWS included elsewhere in this Current Report on Form 8-K and in the Proxy Statement; and

•	other information relating to MPAC and USWS contained in this Current Report on Form 8-K and in the Proxy Statement.

Public stockholders redeemed, upon the closing of the business combination, 28,856,991 shares of Class A Common Stock then held by them for cash equal to their pro rata share of the aggregate amount on deposit (as of two business days prior to the closing of the business combination) in the Trust Account. For illustrative purposes, based on the fair value of marketable securities held in the Trust Account as of September 30, 2018 of approximately $329.5 million, the estimated per share redemption price would have been approximately $10.14.

The unaudited pro forma condensed consolidated combined financial statements assume that 28.9 million shares of Class A Common Stock are redeemed, resulting in: (i) an aggregate payment of approximately $292.6 million out of the Trust Account to redeeming public stockholders, (ii) the purchase of 10.35 million shares of Class A Common Stock (including 9.0 million Backstop Shares and 1.35 million Drawn Shares) by Crestview pursuant to its backstop commitment under the Crestview Subscription Agreement, for aggregate proceeds of $90.0 million, (iii) the cancelation of 2,975,000 founder shares pursuant to the Sponsor Agreement (after adjustments related to the issuance of Drawn Shares to Crestview), with the remaining 5,150,000 founder shares converting into the same number of shares of Class A Common Stock at Closing, 1,609,677 of which are subject to cancellation in five years if certain market conditions are not achieved, and (iv) the issuance to the Blocker Stockholders and the Non-Blocker USWS Members of 28,079,100 combined shares of Class A Common Stock and New USWS Units (together with one share of Class B Common Stock for each such New USWS Unit) pursuant to the Merger and Contribution Agreement (after adjustment related to the issuance of Drawn Shares to Crestview), consisting of 13,532,334 shares of Class A Common Stock issued to the Blocker Stockholders and 14,546,766 New USWS Units and shares of Class B Common Stock issued to the Non-Blocker Company Members.

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Pursuant to the Crestview Subscription Agreement, MPAC granted to Crestview an option to purchase up to an additional 10.0 million shares of Class A Common Stock from MPAC at a purchase price of $10.00 per share. The option was not exercised.

The unaudited pro forma condensed consolidated combined financial statements have been prepared on the basis that the acquisition of the USWS under the Merger and Contribution Agreement has been accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, MPAC was treated as the acquired company and USWS was treated as the acquirer for financial reporting purposes.

Assumptions and estimates underlying the unaudited pro forma adjustments set forth in the unaudited pro forma condensed consolidated combined financial statements are described in the accompanying notes. The unaudited pro forma condensed consolidated combined financial statements have been presented for illustrative purposes only and are not necessarily indicative of the operating results and financial position that would have been achieved had the Business Combination and the other related transactions contemplated by the Merger and Contribution Agreement occurred on the dates indicated. Further, the unaudited pro forma condensed consolidated combined financial statements do not purport to project the future operating results or financial position of MPAC following the completion of the Business Combination and the other related Transactions. The unaudited pro forma adjustments represent management’s estimates based on information available as of the date of these unaudited pro forma condensed consolidated combined financial statements and are subject to change as additional information becomes available and analyses are performed.

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Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet

As of September 30, 2018

(in thousands)

			Pro Forma		Pro Forma
	MPAC (A)	USWS (B)	Adjustments		Balance Sheet

ASSETS:
Cash and cash equivalents	$154	$20,799	$34,770	(C)	$55,723
Restricted cash	-	506	-		506
Accounts receivable, net	-	71,071	-		71,071
Inventory, net	-	11,770	-		11,770
Prepaids and other current assets	26	13,687	-		13,713
Total current assets	$180	$117,833	$34,770		$152,783
Property and equipment, net	-	276,423	-		276,423
Intangible assets, net	-	29,989	-		29,989
Goodwill	-	4,971	-		4,971
Deferred financing costs, net	-	7,245	(7,245	) (D)	-
Investments and cash held in Trust Account	329,543	-	(329,543	) (E)	-
Total assets	$329,723	$436,461	$(302,018)		$464,166

LIABILITIES AND MEMBERS' EQUITY:
Accounts payable	$1,751	$134,283	$(2,145)		$133,889
Accrued expenses and other current liabilities	-	16,633	(335	) (D)	16,298
Due to affiliate	90	-	(90)		-
Taxes payable	41	-	-		41
Notes payable	-	5,814	-		5,814
Current portion of long-term debt	-	12,406	-		12,406
Current portion of long-term capital lease obligation	-	11,008	-		11,008
Current portion of long-term debt from related party	-	8,549	(8,549	) (D)	-
Total current liabilities	1,882	188,693	(11,119)		179,456
Deferred underwriting commissions	10,250	-	(10,250	) (F)	-
Notes payable, less current portion	-	-	-		-
Long-term debt	-	6,085	-		6,085
Long-term capital lease obligation	-	889	-		889
Long-term debt to related party	-	212,311	(212,311	) (D)	-
Deferred tax liability	-	-	19,015	(G)	19,015
Total liabilities	12,132	407,978	(214,665)		205,445

Class A common stock subject to redemption	312,591	-	(312,591	) (H)	-

Stockholders' equity:
Members' interest	-	140,678	(140,678	) (I)	-
Class A common stock	-	-	5	(J)	5
Class B common stock	-	-	1	(J)	1
Class F common stock	1	-	(1	) (J)	-
Additional paid-in-capital	3,358	-	302,215	(K)	305,573
Retained earnings (accumulated deficit)	1,641	(112,195)	4,979	(L)	(105,575)
Noncontrolling interest	-	-	58,717	(M)	58,717
Total stockholders' equity	5,000	28,483	225,238		258,721
Total liabilities and stockholders' equity	$329,723	$436,461	$(302,018)		$464,166

See notes to pro forma condensed consolidated combined financial statements.

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Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations

For the Nine Months Ended September 30, 2018

(in thousands, except share and per share data)

					Pro Forma
			Pro Forma		Statement of
	MPAC (A)	USWS (B)	Adjustments		Operations

Revenue	$-	$530,411	$-		$530,411
Costs and expenses:
Cost of services (excluding depreciation and amortization)	-	427,243	-		427,243
Depreciation and amortization	-	77,547	-		77,547
Selling, general and administrative expenses	2,336	14,863	-		17,199
Loss on disposal of assets	-	7,990	-		7,990
Income (loss) from operations	(2,336)	2,768	-		432
Interest income	4,041	-	(4,041	) (C)	-
Interest expense	-	(21,672)	19,355	(D)	(2,317)
Other income (expense)	-	331	-		331
Income (loss) before income taxes	1,705	(18,573)	15,314		(1,554)
Provision for income taxes	(817)	-	1,122	(E)	305
Net income (loss)	888	(18,573)	16,436		(1,249)
(Income) loss attributable to noncontrolling interest	-	-	353	(F)	353
Net income (loss) attributable to class A shareholders	$888	$(18,573)	$16,789		$(896)

Weighted average shares outstanding, basic	9,386,922		40,162,758	(G)	49,549,680
Basic net income per share attributable to class A shareholders	$0.09				$(0.02)
Weighted average shares outstanding, diluted	40,625,000		8,924,680	(G)	49,549,680
Diluted net income per share attributable to class A shareholders	$0.02				$(0.02)

See notes to pro forma condensed consolidated combined financial statements.

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Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations

For the Year Ended December 31, 2017

(in thousands, except share and per share data)

		USWS Pro	Pro Forma		Pro Forma Statement of
	MPAC (A)	Forma (B)	Adjustments		Operations

Revenue	$-	$499,354	$-		$499,354
Costs and expenses:
Cost of services (excluding depreciation and amortization)	-	422,178	-		422,178
Depreciation and amortization	-	100,697	-		100,697
Selling, general and administrative expenses	875	18,882	-		19,757
Impairment loss on intangible assets	-	20,247	-		20,247
Loss on disposal of assets	-	12,159	-		12,159
Loss from operations	(875)	(74,809)	-		(75,684)
Interest income	2,390	-	(2,390	) (C)	-
Interest expense	-	(24,726)	23,490	(D)	(1,236)
Other income (expense)	-	(786)	-		(786)
Income (loss) before income taxes	1,515	(100,321)	21,100		(77,706)
Provision for income taxes	(757)	-	23,913	(E)	23,156
Net income (loss)	758	(100,321)	45,013		(54,550)
(Income) loss attributable to noncontrolling interest		-	17,635	(F)	17,635
Net income (loss) attributable to common shareholders	$758	$(100,321)	$62,648		$(36,915)

Weighted average shares outstanding, basic	9,337,694		40,211,986	(G)	49,549,680
Basic net income per share attributable to class A shareholders	$0.08				$(0.75)
Weighted average shares outstanding, diluted	34,225,000		15,324,680	(G)	49,549,680
Diluted net income per share attributable to class A shareholders	$0.02				$(0.75)

See notes to pro forma condensed consolidated combined financial statements.

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NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED COMBINED FINANCIAL

STATEMENTS

(in thousands, except share and per share data)

1.	Basis of Presentation

The pro forma adjustments have been prepared as if the Transactions had been consummated on January 1, 2017, the beginning of the earliest period presented, in the case of the unaudited pro forma condensed consolidated combined statements of operations and on September 30, 2018 in the case of the unaudited pro forma condensed consolidated combined balance sheet.

The unaudited pro forma condensed consolidated combined financial statements have been prepared on the basis that the acquisition of the USWS under the Merger and Contribution Agreement has been accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, MPAC was treated as the acquired company and USWS was treated as the acquirer for financial reporting purposes. This determination was primarily based on no individual or group of owners having over 50% voting interest post Transactions, USWS operations comprising the ongoing operations of the combined entity, and the management team of USWS becoming the management team of the combined entity. Accordingly, for accounting purposes, the acquisition was treated as the equivalent of USWS issuing stock for the net assets of MPAC, accompanied by a recapitalization. The net assets of MPAC were stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the acquisition are those of USWS.

The pro forma adjustments represent management’s estimates based on information available as of the date of this Current Report on Form 8-K and are subject to change as additional information becomes available and additional analyses are performed. One-time transaction-related expenses incurred prior to, or concurrent with, closing the Transactions and the other related transactions are not included in the unaudited pro forma condensed consolidated combined statements of operations. However, the impact of such transaction expenses is reflected in the unaudited pro forma condensed consolidated combined balance sheet as a decrease to retained earnings and a decrease to cash.

Pursuant to the Merger and Contribution Agreement, the aggregate consideration received by the owners of USWS is subject to adjustment based on the Closing Adjusted Net Debt Amount, as defined in the Merger and Contribution Agreement.

2.	Adjustments and Assumptions to the Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of September 30, 2018

The unaudited pro forma condensed consolidated combined balance sheet as of September 30, 2018 reflects the following adjustments assuming the Transactions occurred on September 30, 2018:

A.	Represents the MPAC unaudited historical condensed balance sheet as of September 30, 2018.

B.	Represents the USWS unaudited historical condensed consolidated balance sheet as of September 30, 2018.

C.	Represents the pro forma adjustment to cash and cash equivalents to reflect the following:

Investments held in Trust Account	$329,543	(E)
Proceeds from PIPE offering	135,000	(N)
Repayment of debt	(208,045	) (D)
Net redemptions of Class A Common Stock	(202,568	) (O)
Transaction expenses	(19,160	) (F)
	$34,770

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D.	Represents pro forma adjustments to reflect the retirement of USWS debt as follows:

Accrued interest	$335
Current portion of long-term debt from related parties	8,549
Long-term debt from related party	199,161
Cash payment	208,045
Long-term debt from related party converted to Class A Common Stock	13,150
Total debt retired	$221,195

The deferred financing costs asset of $7.2 million was written off in connection with the retirement of the debt and recorded to retained earnings. The total cost is not reflected in the unaudited pro forma condensed consolidated combined statement of operations because it is directly related to the Transactions and nonrecurring.

E.	Represents the pro forma adjustment to reclassify the cash held in the Trust Account to cash and cash equivalents to reflect that the cash in the Trust Account is available for use in connection with the Transactions.

F.	Represents payment of preliminary estimated cash transaction costs totaling $19.2 million, including $10.3 million of deferred underwriting commissions that are accrued in current liabilities, $7.9 million other costs including advisory, legal and accounting fees, and $1.0 million for the cash portion of a bonus for the current Chief Executive Officer of USWS, who became President and Chief Executive Officer of MPAC at Closing. In addition to the cash costs, the current Chief Executive Officer of USWS received a bonus of 650,000 shares of Class A Common Stock at Closing, with an estimated fair value of $5.9 million, and an advisor received 509,337 shares of Class A Common Stock at Closing as compensation for services, with an estimated fair value of $4.6 million. The fair values were calculated by applying an 11.2% discount for lack of marketability to the market price of MPAC’s Class A Common Stock. The discount for lack of marketability was determined using an option pricing method. Total transaction costs that were not previously accrued of $17.1 million reduce retained earnings but are not reflected in the unaudited pro forma condensed consolidated combined statement of operations because they are directly related to the Transactions and are nonrecurring.

G.	Represents the deferred income tax liability associated with the basis difference in property and equipment and intangible assets. An estimated combined federal and state tax rate of 25.4% was used in calculating the deferred tax liability.

H.	Represents the pro forma adjustment to reclassify all common stock subject to redemption to stockholders’ equity to reflect that the redemption rights no longer exist following the Transactions.

I.	Represents the transfer of members’ interest to additional paid-in-capital.

J.	Represents the recapitalization of common shares between common stock and additional paid-in-capital. The adjustments are calculated by multiplying the applicable number of shares by the par value per share of all classes of common stock, $0.0001 per share.

K.	Represents pro forma adjustments to additional paid-in-capital to reflect the following:

Proceeds from PIPE offering	$135,000	(N)
Transfer of common stock	312,591	(H)
Transfer members’ interest to additional paid-in-capital	140,678	(I)
Bonus paid in shares to Chief Executive Officer of USWS	5,862	(F)
Compensation in shares for services of advisor	4,593	(F)
Elimination of MPAC’s retained earnings	1,641	(Q)
Redemption of Class A Common Stock	(292,568	) (O)
Issuance of Backstop Shares	90,000	(O)
Conversion of long-term debt to Class A Common Stock	13,150	(D)
Recognition of deferred tax liability	(19,015	) (G)
Recapitalization of common shares	(5	) (J)
Recapitalization of noncontrolling interest	(89,712	) (M)
	$302,215

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L.	Represents pro forma adjustments to retained earnings (accumulated deficit) for the following:

Write off of debt discount and deferred financing cost	$(7,245	) (D)
Transaction expenses	(17,130	) (F)
Elimination of MPAC’s retained earnings	(1,641	) (P)
Recapitalization of noncontrolling interest	30,995	(M)
	$4,979

M.	The noncontrolling interest represents the Non-Blocker USWS Members’ ownership of USWS Holdings at Closing. The noncontrolling interest is 22.7%.

N.	Represents the net proceeds of $135.0 million from the private placement of 13.5 million shares of Class A Common Stock at $10.00 per share. 9.0 million of the 13.5 million shares of Class A Common Stock were issued to Crestview, and Crestview received an additional 0.9 million shares of Class A Common Stock related to Crestview’s agreement to provide the backstop commitment.

O.	Represents the pro forma adjustment to cash to reflect the shares redeemed at closing for $292.6 million, offset by $90.0 million of proceeds from issuance of the Backstop Shares.

P.	Represents the pro forma adjustment to eliminate the retained earnings of MPAC, the accounting acquiree.

3.	Adjustments and Assumptions to the Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the Nine Months Ended September 30, 2018

A.	Represents the MPAC unaudited historical condensed statement of operations for the nine months ended September 30, 2018.

B.	Represents the USWS unaudited historical condensed consolidated statement of operations for the nine months ended September 30, 2018.

C.	Represents the pro forma adjustment to remove interest income on assets held in the Trust Account.

D.	Represents the pro forma adjustment to remove interest expense associated with USWS debt that were retired in connection with the Transactions.

E.	Represents a pro forma income tax provision at a blended federal and state statutory rate of 25.4%. This expense is adjusted for the non-taxable income attributable to the noncontrolling interest.

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F.	Represents the pro forma adjustment to reflect the elimination of noncontrolling interest in the income of USWS Holdings. The noncontrolling interest represents the Non-Blockers USWS Members’ ownership of USWS Holdings at closing. The noncontrolling interest is 22.7%.

G.	Represents adjustments to weighted average basic and diluted shares outstanding to arrive at the pro forma shares outstanding, as follows:

Pro Forma
Denominator:
Public stockholders	3,643,009
Sponsor	3,540,323
Sponsor shares subject to cancellation	1,609,677
Blocker Stockholders	13,532,334
Long-term debt converted to equity	1,315,000
Transaction expenses settled in equity	1,159,337
Crestview shares	20,250,000
Other shares issued through PIPE	4,500,000
Pro forma basic and diluted shares outstanding	49,549,680
Redemption adjustment to shares
Weighted average shares outstanding, basic	9,386,922
Pro forma adjustment	40,162,758
Weighted average shares outstanding, diluted	40,625,000
Pro forma adjustment	8,924,680

4.	Adjustments and Assumptions to the Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the Year Ended December 31, 2017

A.	Represents the MPAC audited historical condensed statement of operations for the year ended December 31, 2017.

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B.	Represents the USWS unaudited historical pro forma condensed consolidated statement of operations for the year ended December 31, 2017. This pro forma statement of operations is based on the audited periods of January 1 through February 1, 2017 (Predecessor) and February 2 through December 31, 2017 (Successor). The pro forma adjustments reflect the Restructuring as if it occurred on January 1, 2017. The following table summarizes the calculation:

	USWS
	Successor	Predecessor
(in thousands)	February 2 through December 31 2017	January 1 through February 1 2017	Pro Forma Adjustments	USWS Pro Forma
Revenue	$466,487	$32,867	$—	$499,354
Costs and expenses:
Cost of services (excluding depreciation and amortization)	394,125	28,053	—	422,178
Depreciation and amortization	92,430	4,920	3,347 (i)	100,697
Selling, general and administrative expenses	17,601	1,281	—	18,882
Impairment loss on intangible assets	20,247	—	—	20,247
Loss on disposal of assets	11,958	201	—	12,159
Loss from operations	(69,874)	(1,588)	(3,347)	(74,809)
Interest income	—	—	—	—
Interest expense	(22,961)	(4,067)	2,302 (ii)	(24,726)
Other income (expense)	(787)	1	—	(786)
Loss before income taxes	(93,622)	(5,654)	(1,045)	(100,321)
Provision for income taxes	—	—	—	—
Net loss	(93,622)	(5,654)	(1,045)	(100,321)
Loss attributable to noncontrolling interest	—	—	—	—
Net loss attributable to common shareholders.	$(93,622)	$(5,654)	$(1,045)	$(100,321)

(i)	Reflects the impact to depreciation and amortization of the revaluation of property and equipment and intangible assets in purchase accounting, comprised of the following items:

Elimination of USWS’ historical depreciation and amortization	$(4,920)
Depreciation and amortization expense post-acquisition	8,267
Pro forma adjustment to depreciation and amortization	$3,347

(ii)	Reflects the impact to interest expense of the refinancing that occurred in connection with the acquisition, comprised of the following items:

Elimination of USWS’ historical interest expense	$(4,067)
Interest expense post-acquisition	1,765
Pro forma adjustment to interest expense	$(2,302)

C.	Represents the pro forma adjustment to remove interest income on assets held in the Trust Account.

D.	Represents the pro forma adjustment to remove interest expense associated with USWS debt that were retired in connection with the Transactions.

E.	Represents a pro forma income tax benefit at a blended federal and state statutory rate of 38.6%. This benefit is adjusted for the non-taxable loss attributable to the noncontrolling interest.

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F.	Represents the pro forma adjustment to reflect the elimination of noncontrolling interest in the income of USWS Holdings. The noncontrolling interest represents the Non-Blocker USWS Members’ ownership of USWS Holdings at closing. The noncontrolling interest is 22.7%.

G.	Represents adjustments to weighted average basic and diluted shares outstanding to arrive at the pro forma shares outstanding, as follows:

Pro Forma
Denominator:
Public stockholders	3,643,009
Sponsor	3,540,323
Sponsor shares subject to cancellation	1,609,677
Blocker Stockholders	13,532,334
Long-term debt converted to equity	1,315,000
Transaction expenses settled in equity	1,159,337
Crestview shares	20,250,000
Other shares issued through PIPE	4,500,000
Pro forma basic and diluted shares outstanding	49,549,680
Redemption adjustment to shares
Weighted average shares outstanding, basic	9,337,694
Pro forma adjustment	40,211,986
Weighted average shares outstanding, diluted	34,225,000
Pro forma adjustment	15,324,680

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